EXHIBIT 10.6

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LICENSE AGREEMENT

This LICENSE AGREEMENT (the “Agreement”) is made as of November 14, 2008 (the “Effective Date”) by and between Codexis, Inc., a Delaware corporation, having a place of business at 200 Penobscot Drive, Redwood City, California 94063, United States of America, (“Codexis”) and Dyadic International (USA), Inc., a corporation organized under the laws of Florida, having its principal office at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477-5094, United States of America, and Dyadic International, Inc., a Delaware corporation, having a place of business at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477-5094, United States of America, (Dyadic International (USA), Inc. and Dyadic International, Inc., collectively, hereinafter “Dyadic”). Codexis and Dyadic are each referred to herein by name or, individually, as a “Party” or, collectively, as “Parties.”

BACKGROUND

WHEREAS, Dyadic owns or has rights under certain patent rights and know-how relating to the generation and use of its proprietary Chrysosporium lucknowense (“C1”) technology for the expression of certain genes and secretion of certain corresponding enzymes and, in addition, Dyadic owns or has rights under certain related Dyadic Materials (as defined herein);

WHEREAS, Codexis desires to obtain a non-exclusive license under such patent rights and know-how of Dyadic and, in addition, to obtain access to the Dyadic Materials, all on the terms and conditions herein;

WHEREAS, Dyadic desires to grant such license to Codexis, and Dyadic desires to provide access to the Dyadic Materials to Codexis, all on the terms and conditions herein; and

WHEREAS, Codexis agrees to provide consideration to Dyadic in exchange for the grant of such license in the form of certain payments and, in addition, in a demonstration of the value of C1 technology in the development and commercialization of one or more certain products, as further described herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein below and other consideration, the receipt and sufficiency of which is hereby acknowledged, Dyadic and Codexis hereby agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, capitalized terms shall have the meanings indicated in this Article 1 or as specified elsewhere in this Agreement:

1.1 “Affiliate” means, with respect to any Person, any other Person that is controlled by, controls, or is under common control with such first Person, as the case may be. For purposes of this Section 1.1, the term “control” means (a) direct or indirect ownership of fifty percent (50%) or more of the voting interest in the entity in question, or fifty percent (50%) or more interest in the income of the entity in question; provided, however, that if local Law requires a minimum percentage of local ownership of greater than fifty percent (50%), control will be established by direct or indirect beneficial ownership of one hundred percent (100%) of the maximum ownership percentage that may, under such local Law, be owned by foreign interests, or (b) possession, directly or indirectly, of the power to direct or cause the direction of management or policies of the entity in question (whether through ownership of securities or other ownership interests, by contract or otherwise).

1.2 “Broad Codexis Product” means any Licensed Product that is (a) a protein that is not included within the Dyadic Materials and that is produced by a Broad Production Strain; (b) a combination of any protein not included within the Dyadic Material that materially enhances the performance or value of the Licensed Product with any protein(s) included in the Dyadic Materials for use in Category A and/or Category F; (c) a combination of proteins included within the Dyadic Materials that is produced in a ratio that is different than the ratio produced by the Dyadic Materials; or (d) any protein(s) that is produced by a strain other than a Production Strain that incorporates any component of the Dyadic Materials or any derivative or modification thereof.

1.3 “Broad Production Strain(s)” means any strain generated by Codexis utilizing the Dyadic Material, or any derivative or modification thereof, and/or the Licensed IP that produces a Licensed Product for use in Category A and/or Category F.

1.4 “C1 Strains” means, individually and collectively, the Dyadic strains identified on Exhibit D, together with any progeny (but not any derivatives or modifications) of such strains.

1.5 “Category” means any of the categories A, B, C, D, E and/or F as set forth on Exhibit A.

1.6 “Codexis Exclusive Partner” has the meaning set forth in Section 2.1(c)(1).

1.7 “Codexis Product” means any Narrow Codexis Product and/or any Broad Codexis Product.

1.8 “Confidential Information” means any information of a confidential and proprietary nature, including but not limited to know-how, information, invention disclosures, patent applications, proprietary materials and/or technologies, economic information, business or research strategies, purchase orders (and any information included therein), trade secrets, and material embodiments thereof, disclosed by a Party to the other Party and characterized to the receiving Party as confidential. For clarity, any reports delivered by Codexis to Dyadic under this Agreement, including without limitation pursuant to Section 4.1, shall be deemed to be the Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Information of Codexis. The Dyadic Materials shall be considered Confidential Information of Dyadic.

1.9 “Contract Activities” means any activities directed to [*].

1.10 “Control” or “Controlled” means, with respect to all or any portion of any gene, the gene itself, protein, compound, material, information or intellectual property right, that the Party owns or has a license to any portion of any such gene, the gene itself, protein, compound, material, information or intellectual property right and has the ability to grant to the other Party access, a license or a sublicense (as applicable) to any portion of any such gene, the gene itself, protein, compound, material, information or intellectual property right as provided for herein without violating the terms of any agreement or other arrangements with any Third Party.

1.11 “Dollar” or “$” means the lawful currency of the United States.

1.12 “Dyadic Material” means, individually and collectively, (a) the C1 Strains, and (b) the promoters, fusion proteins, signal peptides, selectable markers, vectors, genetic constructs, genes, expression products, DNA and other materials set forth on Exhibit D, together with any progeny (but not any derivatives or modifications) thereof.

1.13 “Escrow Agreement” means that certain Escrow Agreement between Codexis and Dyadic, substantially in the form attached hereto as Exhibit K, pursuant to which the license issuance fee paid by Codexis to Dyadic pursuant to Section 3.1(c) will be held and, after satisfaction of the certain conditions set forth on Schedule 1.13, released to Dyadic, as further described therein.

1.14 “Field” means any and all Categories.

1.15 “First Commercial Sale” means, with respect to each Category, the milestone event set forth on Exhibit B for such Category.

1.16 “Improvement” means any invention comprising the composition of matter of, process of making, or methods of using (a) the [*] or other [*] covered by a Valid Claim, (b) any gene, portion of any gene, protein, promoter, signal peptide, terminator, or integration site obtained from the [*] or the other [*] described in subsection (a) of this Section 1.16, (c) any progeny, derivative, or modification of (a) or (b), or (d) any mixture of proteins in specified ratios produced using the [*], or a derivative or modification thereof. For purposes of clarification, notwithstanding anything to the contrary, “Improvement” does not include any invention that is (i) an enhancement, modification, or improvement of, or to, any expression product (or the gene that encodes for such expression product), including without limitation any such [*] contained within the [*] and/or covered by a Valid Claim except where the invention improves the [*] generally (which shall be included within Improvements), or (ii) Shuffling Technology.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.17 “Law” means, individually and collectively, any and all laws, ordinances, orders, rules, rulings, directives and regulations of any kind whatsoever of any governmental, court or regulatory authority within the applicable jurisdiction.

1.18 “Licensed IP” means the (a) Licensed Patents; and (b) Licensed Know-how.

1.19 “Licensed Know-how” means, to the extent necessary or reasonably useful for the (a) research, development, manufacture, use or sale of Licensed Products, or (b) research, development or use of a Production Strain, any and all technical information, information regarding genetic mutations, regulatory information, clinical information, know-how, processes, procedures, methods, formulae, protocols, techniques, software and data, which are not claimed in, covered by or otherwise disclosed in the Licensed Patents, that (i) Dyadic Controls as of the Effective Date, and (ii) is directly related to the Licensed Patents, the Dyadic Materials or a Production Strain.

1.20 “Licensed Patents” means (a) the Patents listed on Exhibit C, and (b) any and all other Patents Controlled by Dyadic as of the Effective Date related to the C1 expression system, the C1 high-throughput screening system and/or any C1-derived enzymes (and the genes encoding the same) that are necessary or useful [*].

1.21 “Licensed Product” means any product (a) with respect to which Codexis and/or its Affiliates has (i) conducted research and/or development activities and (ii) a material commercialization interest at the time of the first commercial sale or use of such product, and (b) (i) the manufacture, use, sale, offer for sale, or import of which would, but for the rights granted to Codexis pursuant to Section 2.1(a), infringe a Valid Claim; or (ii) that arose from, or whose manufacture involves, the use of any of the Dyadic Materials or any derivative or modification of any the Dyadic Materials.

1.22 “MTEP” means metric ton of enzyme protein.

1.23 “Narrow Codexis Product” means any Licensed Product, excluding any Broad Codexis Product, that is produced by a Narrow Production Strain and is (a) a protein that is not included within the Dyadic Materials; or (b) a combination of any protein not included within the Dyadic Material that materially enhances the performance or value of the Licensed Product with any protein(s) included in the Dyadic Materials.

1.24 “Narrow Production Strain(s)” means any strain generated by Codexis utilizing the Dyadic Material, or any derivative or modification thereof, and/or the Licensed IP that produces a Licensed Product for use in Category B, C, D or E.

1.25 “Patents” means all: (a) United States and foreign patents, re-examinations, reissues, renewals, extensions and term restorations, inventors’ certificates and counterparts thereof; and (b) pending applications for United States and foreign patents, including, without limitation, provisional applications, continuations, continued prosecution, divisional and substitute applications, and counterparts thereof.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.26 “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

1.27 “Production Strain” means any Narrow Production Strain and/or any Broad Production Strain.

1.28 “Shuffling Technology” means any and all techniques, methodologies, processes, materials and/or instrumentation, including without limitation any and all Patents, know-how, confidential information and materials relating thereto, that, in each case, relates to the characterization, development and optimization of genes and proteins for commercial uses through the recombination and/or rearrangement and/or mutation of genetic material for the creation of genetic diversity, and generally applicable screening techniques, methodologies, or processes of using the resulting genetic material to identify potential usefulness.

1.29 “Territory” means worldwide.

1.30 “Third Party” means any Person other than Dyadic, Codexis, or any Affiliate of either Dyadic or Codexis.

1.31 “Valid Claim” means (a) any claim of an issued and unexpired patent within the Licensed Patents which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in a decision that is not appealed or is unappealable, and which patent has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise, or (b) a pending claim in a pending patent application within the Licensed Patents that has not been abandoned, finally rejected, or expired without the possibility of appeal or refiling.

ARTICLE 2

LICENSES AND TECHNOLOGY TRANSFER

2.1 Grants to Codexis.

(a) Licensed IP and Dyadic Materials. Subject to the terms and conditions of this Agreement, including without limitation Section 2.5(a), Dyadic hereby grants to Codexis and its Affiliates a non-exclusive, [*] right and license, with the right to grant sublicenses through [*] in accordance with Section 2.1(c), under the Licensed IP, to develop, make, have made, use, sell, offer for sale and import Licensed Products, and to use the Dyadic Materials to develop, make, have made, use, sell, offer for sale and import Licensed Products, for use in the Field in the Territory. Notwithstanding anything to the contrary, the licenses granted pursuant to this Section 2.1(a) do not include a license for Codexis to provide Contract Activities.

(b) Copyrights. Subject to the terms and conditions of this Agreement, Dyadic hereby grants to Codexis and its Affiliates a non-exclusive, fully paid right and license under any and all copyrights in the Dyadic Materials, with the right to grant sublicenses [*] in accordance with Section 2.1(c), to reproduce and distribute copies of instruction manuals and information within the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Dyadic Materials, and to incorporate such copyrighted works within the Dyadic Materials, in whole or in part, into derivative works for distribution, as reasonably necessary to practice the rights and license granted to Codexis under Section 2.1(a). Dyadic will retain all other rights in such copyrighted works within the Dyadic Materials; provided that Codexis will own any copyright in derivative works created by, or on behalf of, Codexis.

(c) Sublicenses. The licenses granted pursuant to Section 2.1(a) and Section 2.1(b) include the right to grant sublicenses through multiple tiers of sublicensees within the scope of such license set forth in this Section 2.1(c) pursuant to a written agreement (each a “Sublicense Agreement”) as follows:

(1) In Category A, Codexis may grant sublicenses pursuant to this Section 2.1(c) [*] (the “Codexis Exclusive Partner”) and in accordance with this Section 2.1(c) and Section 2.5;

(2) In Categories B, C, D, and E and, subject to Section 8.3, Category F, Codexis may grant sublicenses pursuant to this Section 2.1(c) to any Third Party, other than [*], solely in accordance with this Section 2.1(c) and Section 2.5; and

(3) With respect to each sublicense granted by Codexis, Codexis shall grant such sublicense only in connection with the assignment or license by Codexis to such Third Party sublicensee of a right, under intellectual property owned or otherwise controlled by Codexis that was not licensed from Dyadic hereunder, to make, have made, use, sell or import (a) any Codexis Product in the case of a sublicense with respect to Category A and/or Category F, or (b) a Narrow Codexis Product in the case of a sublicense with respect to Category B, C, D and/or E. Codexis may not transfer any Dyadic Materials, or any derivative or modification thereof, to any Third Party other than (x) as a Licensed Product and/or a Production Strain in accordance with this Section 2.1(c)(3), and (y) under the terms of a Sublicense Agreement. Notwithstanding the foregoing, Codexis may transfer to its sublicensee(s) [*]. For purposes of this Section 2.1(c)(3), “reverse engineering” means the identification, modification, derivatization or other manipulation of genetic material included in a Production Strain, including for example any gene, portion of any gene, promoter, regulator, inducer, metabolic pathway, metabolomics, trancriptomics, secretion signal, vector, plasmid, protein, compound, or other material in or of such Production Strain. Codexis shall remain obligated to make all payments due to Dyadic under the terms of this Agreement with respect to the activities of its Third Party sublicensees with respect to Licensed Products. Codexis shall remain fully responsible to Dyadic for the performance of its sublicensee(s). Promptly following execution of any Sublicense Agreement hereunder, Codexis shall notify Dyadic in writing of the identity of the sublicensee, such information to be Codexis Confidential Information and subject to the restrictions set forth in Article 6. Upon a written request of Dyadic, Codexis will provide a complete copy of any Sublicense Agreement to an independent law firm, mutually acceptable to both Dyadic and Codexis, to review the terms of such Sublicense Agreement and the terms of this Agreement and, after such review, provide to Dyadic a written statement that the terms of such Sublicense Agreement are or are not consistent with the terms of this Section 2.1(c). Such independent law firm

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

shall provide no other information to Dyadic regarding such Sublicense Agreement. All information provided to Dyadic by such independent law firm will be Codexis Confidential Information and subject to the restrictions set forth in Article 6.

2.2 Bona Fide Offer. At any time [*] anniversary of the Effective Date, if Dyadic receives a written offer from a Third Party (the “Offering Party”) for an exclusive license with respect to the Licensed IP and/or the Dyadic Materials for any particular Category or Categories, other than Category A and/or Category F, (the “Subject Category or Categories”) on financial terms that are more favorable, when taken as a whole, than those set forth herein with respect to such Subject Category or Categories (a “Bona Fide Offer”), then Dyadic shall provide written notice thereof to Codexis. Codexis shall have the right, but not the obligation, to pay to Dyadic the First Commercial Sale milestone payment set forth in Section 3.3(a) with respect to such Subject Category or Categories and, if Codexis makes such payment within [*] days after the date of delivery to Codexis by Dyadic of such notice, then (a) Dyadic will have no right to terminate the rights and licenses granted by Dyadic to Codexis with respect to such Subject Category or Categories hereunder pursuant to this Section 2.2, (b) Dyadic shall have no further rights to present any additional Bona Fide Offers to Codexis pursuant to this Section 2.2 with respect to such Subject Category or Categories for which Codexis has made such payment, and (c) Codexis shall have no further payment obligations to Dyadic under Section 3.3(a) with respect to such Subject Category or Categories. If Codexis does not make such payment within such [*] day period, Dyadic shall have the right, for a period of [*] days after the expiration of such [*] day period, which may be extended by [*] days upon written notice by Dyadic to Codexis, (the “Negotiation Period”) to enter into an exclusive license agreement with respect to such Subject Category or Categories on financial terms at least as favorable to Dyadic as those set forth in the Bona Fide Offer. In the event that Dyadic enters into such an agreement during the Negotiation Period, Dyadic shall promptly provide written notice thereof to Codexis and the licenses granted to Codexis hereunder with respect to such Subject Category or Categories, but only with respect to such Subject Category or Categories, shall terminate for all purposes of this Agreement as of the date of Codexis receipt of such written notice. In the event that Dyadic does not provide such written notice to Codexis within [*] business days after the expiration of the Negotiation Period that Dyadic has entered into such an agreement, such written notice to include the name of and contact information for the Offering Party, the licenses granted to Codexis with respect to such Subject Category or Categories shall remain in full force and effect, unless otherwise terminated pursuant to this Agreement.

2.3 Diligence Requirements. Dyadic will have an option to provide written notice to Codexis that the licenses granted to Codexis under Section 2.1(a) and Section 2.1(b) with respect to any particular Category for which Codexis (a) has not achieved First Commercial Sale (other than Category A and/or Category F) and (b) has not made a payment of the First Commercial Sale milestone payment in accordance with Section 2.2, will terminate [*] days after the date of such notice, in accordance with the following:

(a) At any time after [*] years after Codexis is required to make the payment set forth in Section 3.1(c), unless Codexis makes the payment pursuant to

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 3.2(a) for such Category and, if Codexis makes such payment pursuant to Section 3.2(a), such licenses for such Category will not terminate for all purposes of this Agreement and will continue in full force and effect for a period of [*] years after Dyadic’s receipt of such payment (unless otherwise terminated as set forth in this Agreement); and

(b) At any time after [*] years after Dyadic’s receipt of the payment pursuant to Section 2.3(a) (i.e. a first payment pursuant to Section 2.3(a)), unless Codexis makes a payment pursuant to Section 3.2(a) (i.e. a second payment pursuant to Section 2.3(a)) for such Category and, if Codexis makes such payment pursuant to Section 3.2(a), such licenses will not terminate for all purposes of this Agreement and will continue in full force and effect for a period of [*] years after Dyadic’s receipt of such payment (unless otherwise terminated as set forth in this Agreement), upon which date the licenses shall terminate for all purposes of this Agreement, unless Codexis makes the payment set forth in Section 3.3(a).

If Codexis does not make any payments in accordance with this Section 2.3, the licenses granted to Codexis with respect to such Category or Categories shall terminate (the “Terminated Category or Categories”) and Dyadic shall be free to grant licenses, whether exclusive or non-exclusive, in Dyadic’s sole discretion, with respect to such Terminated Category or Categories.

2.4 Acknowledgement. By entering into this Agreement with Dyadic, Codexis acknowledges that the Licensed IP and the Dyadic Materials have value to Dyadic and, in addition, may have value to Codexis in connection with the development and commercialization of one or more Codexis Products. As a result, Codexis agrees that it will (a) make all payments set forth in Article 3; (b) not transfer any Codexis Product to any Third Party except through a sale or other transaction that would result in the payment of milestones to Dyadic pursuant to Section 3.3; and (c) not grant a right to any Third Party with respect to any Codexis Product other than pursuant to a Sublicense Agreement in accordance with Section 2.1(c).

2.5 Restrictions on Use and Transfer of the Dyadic Materials and Production Strains.

(a) The Dyadic Materials, the Production Strains and any derivatives or modifications thereof, shall be used by Codexis and its Affiliates (i) only in accordance with this Agreement, including, with respect to Third Party sublicensees of Codexis, Section 2.1(c), and (ii) in compliance with Law.

(b) Codexis shall not (i) deliver or transfer any C1 Strain to any Third Party, or (ii) deliver or transfer any Production Strain to any Third Party except pursuant to a Sublicense Agreement in accordance with Section 2.1(c).

(c) The Production Strains, the Dyadic Materials and any derivatives or modifications thereof must be used by Codexis and its Affiliates with prudence and appropriate caution [*].

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) Unless otherwise agreed upon in writing by the Parties, the restrictions set forth in Section 2.1(c)(3) regarding [*].

(e) In the event that Dyadic has a reasonable basis to believe that Codexis, or any Affiliate or sublicensee of Codexis or its Affiliates, is using or has used any of the Dyadic Materials or any Production Strain in a manner that is inconsistent with the terms of this Agreement, Dyadic shall provide written notice to Codexis describing such reasonable basis prior to initiating any legal action or proceeding. As soon as practicable, but in no event later than [*] business days after Codexis’ receipt of such written notice, the Parties shall confer, either in person or by telephone, to discuss and attempt to resolve Dyadic’s concerns. In the event that Dyadic’s concerns are not resolved in such conference, Codexis will initiate an investigation regarding Dyadic’s concerns and, in a separate conference, either in person or by telephone, will provide to Dyadic a summary of its findings.

2.6 Materials Delivery; Technology Transfer.

(a) Dyadic, utilizing Dyadic’s usual and customary means of shipment of similar materials, shall deliver to Codexis the Dyadic Materials within [*] days after the Effective Date. For purposes of this Agreement, Codexis shall be deemed to have received the Dyadic Materials upon receipt by Codexis and/or its Affiliates of all of the materials set forth on Exhibit D at the facility(ies) designated in writing by Codexis to Dyadic. In the [*] month period after receipt of the Dyadic Materials by Codexis, Dyadic shall provide to Codexis, [*], information and technical assistance reasonably requested by Codexis, including, but not limited to, up to [*] full time equivalents (“FTEs”), to facilitate an effective transfer of the Licensed Know-how from Dyadic to Codexis (the “Initial FTE Requirement”). For purposes of clarification, the work conducted by Dyadic and/or its Affiliates at its facilities in The Netherlands in training Codexis personnel in the use of, including without limitation in the conduct of validation activities with respect to, the Dyadic Materials shall be included in the Initial FTE Requirement. Information and technical assistance shall be provided by Dyadic to Codexis pursuant to a technology transfer plan to be agreed upon by the Parties with the goal of cost-effectiveness and reasonableness. In addition, upon Codexis’ request, after the expiration of such [*] month period, Dyadic shall provide or, upon prior written agreement by Codexis, shall use good faith diligent efforts to arrange for the [*] to provide, Codexis with up to [*] FTEs to support Codexis in each of the [*] years after receipt of the Dyadic Materials by Codexis. Codexis shall reimburse Dyadic for such support in such [*] years at a rate equal to [*] per FTE per year in the [*] year, such rate to increase by [*] on each anniversary, beginning on the [*] anniversary, of the receipt of the Dyadic Materials by Codexis or, if such support is provided to Codexis by [*], Codexis shall [*], as applicable. In addition, if Codexis requests that such support, or the FTE support described above with respect to the first [*] months after receipt of the Dyadic Materials by Codexis, be provided at Codexis’ facilities, Codexis shall [*] Dyadic (or [*], as applicable) for [*]. For clarity, the obligations under this Section 2.6(a) relate to information and technical assistance relating solely to the Licensed IP, and it is understood and agreed that Dyadic shall not be required to transfer any information hereunder that is not Licensed IP, or to generate any Licensed Know-how in any format in which it does not already exist.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) At any time or from time to time after the delivery of the Dyadic Materials to Codexis pursuant to Section 2.6(a), Dyadic, within [*] days after a written request by Codexis, will [*]; provided, however, that if such request occurs after the payment to Dyadic pursuant to Section 3.1(c), (i) Dyadic’s obligations [*] shall be limited to materials for [*] at the time of receipt of such written request, and (ii) Codexis shall reimburse Dyadic for its [*] incurred with the [*] of any such [*].

(c) Dyadic shall retain all right, title and interest in and to the Dyadic Materials, subject to the rights and licenses granted to Codexis herein.

2.7 Covenant [*].

(a) Dyadic Covenant. [*].

(b) Codexis Covenant. [*].

(c) Covenant Agreements. Dyadic and Codexis each agrees to indemnify, defend and hold harmless the Codexis Indemnitees or the Dyadic Indemnitees, as applicable, and the other Party’s licensees, sublicensees, distributors and customers from and against any and all liability, damage, loss, cost, or expense (including without limitation reasonable attorneys’ fees) arising out of claims or suits brought by or on behalf of any Codexis Party or Dyadic Party, as applicable, alleging [*] set forth in this Section 2.7, in each case in accordance with the indemnification procedures set forth in Section 7.3. Dyadic and Codexis each agrees to (i) identify the other Party (either specifically or by reference to such other Party as a licensee or sublicensee) in writing in each Covenant Agreement [*] in this Section 2.7; and (ii) require, in each Covenant Agreement, that the relevant Codexis Party or Dyadic Party, as applicable, agree (x) not to assign, sell or otherwise transfer any Patent covered by the Covenant Agreement to a Third Party unless such Third Party agrees to be bound by the Covenant Agreement and (y) that any such sale, assignment or transfer in contravention of this requirement shall be deemed void and ineffective.

2.8 No Other Rights. Dyadic and Codexis each acknowledges that the rights and licenses granted under this Article 2 and elsewhere in this Agreement are limited to the scope expressly granted. Accordingly, except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party. All rights with respect to technology, patents or other intellectual property rights that are not specifically granted herein are reserved to the owner thereof.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 3

LICENSE FEES

3.1 License Issuance Fees. In consideration of the rights and licenses granted by Dyadic hereunder, Codexis shall pay the [*] fees as follows:

(a) [*];

(b) [*];

(c) [*];

Notwithstanding anything to the contrary, if after Codexis or its designee conducts reasonable due diligence and validation activities with respect to the Dyadic Materials, Codexis determines, on or before [*] days after receipt of the Dyadic Materials by Codexis, that the Dyadic Materials do not satisfy the performance criteria set forth on Exhibit E, Codexis shall not be required to pay any payment under Sections 3.1(a), 3.1(b) and 3.1(c) that would have been due after such determination. For purposes of clarification, Dyadic will train Codexis personnel in the use of, including without limitation in the conduct of validation activities with respect to, the Dyadic Materials in its facilities in The Netherlands; provided, however, that the determination of whether the Dyadic Materials received by Codexis from Dyadic do or do not satisfy the performance criteria set forth in Exhibit E will be made by Codexis personnel in Codexis’ facilities in accordance with this Section 3.1. In the event that data obtained by Codexis, as of the expiration of the [*] day period beginning on the date of receipt by Codexis of the Dyadic Materials, indicate that the Dyadic Materials do not satisfy the performance criteria set forth on Exhibit E, samples of the Dyadic Materials received by Codexis from Dyadic will be provided to a skilled practitioner for analysis and a final determination as to whether the Dyadic Materials do or do not satisfy such performance criteria; provided however, that prior to providing such Dyadic Materials to such a skilled practitioner, Codexis shall notify Dyadic of Codexis data, and Dyadic, at Dyadic’s expense, shall have the right to send a Dyadic representative to Codexis’ facility where such performance criteria were tested to repeat the determination of such performance criteria. The Parties agree that [*] will be enlisted as the skilled practitioner to resolve any dispute between the Parties as to whether the Dyadic Materials do or do not satisfy such performance criteria. If it is determined upon mutual agreement of the Parties, or through the good faith efforts of [*], that the Dyadic Materials do not satisfy the performance criteria, this Agreement shall terminate in accordance with Section 10.2(d) and, within [*] days after the effective date of such termination, Dyadic shall reimburse Codexis in full for each payment made by Codexis under Section 3.1(a) and Section 3.1(b), as applicable, [*] as of the date such payment was originally made to Dyadic and, in addition, all fees held in escrow as a consequence of the payment made by Codexis under Section 3.1(c) shall be released to Codexis pursuant to the terms of the Escrow Agreement. The fees and expenses incurred in connection with the verification of the performance of the Dyadic Materials

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

shall be paid by Dyadic if it is determined that the Dyadic Materials do not satisfy such performance criteria and by Codexis if it is determined that the Dyadic Materials do satisfy such performance criteria. For purposes of clarification, in the event that data obtained by Codexis, on or before the expiration of the [*] day period beginning on the date of receipt by Codexis of the Dyadic Materials, indicate that the Dyadic Materials do not satisfy the performance criteria set forth on Exhibit E, Codexis shall have no obligation to make any payment to Dyadic pursuant to Section 3.1(a), 3.1(b) or 3.1(c) that has not been made by Codexis prior to such determination by Codexis unless and until there has been a final determination in accordance with this Section 3.1 that the Dyadic Materials do satisfy such performance criteria.

(d) On or before the Effective Date, the Parties will enter into the Escrow Agreement. Notwithstanding anything to the contrary, the Escrow Agreement will provide that, in the event that the certain conditions set forth on Schedule 1.13 have not been satisfied within [*] days after the Effective Date, all fees held in escrow as a consequence of the payment made by Codexis under Section 3.1(c) shall be released to Codexis.

3.2 License Maintenance Fees.

(a) In the event that Dyadic provides a written notice to Codexis pursuant to Section 2.3(a), or pursuant to Section 2.3(b), with respect to any particular Category (other than Category A and/or Category F), Codexis shall have a right, but not an obligation, to pay to Dyadic, within ninety (90) days after receipt of such notice, a payment equal to [*] of the applicable total payment for such particular Category set forth in Section 3.3(a). In the event that Codexis makes such a payment, the licenses set forth in Section 2.1(a) and Section 2.1(b) shall not terminate with respect to such particular Category, and shall continue in full force and effect with respect to such particular Category for the period specified in Section 2.3 (unless otherwise terminated as set forth in this Agreement).

(b) [*] of any payment made under Section 3.2(a) with respect to any particular Category shall be creditable against the payment made by Codexis for such particular Category pursuant to Section 3.3(a) and Codexis shall make the balance of any payment due pursuant to Section 3.3(a) when it becomes due, regardless of whether Codexis has made a payment under Section 3.3(a). If Codexis makes a payment for any particular Category pursuant to Section 3.3(a), including without limitation for purposes set forth in Section 2.2, Codexis shall have no obligation to make any payments under Section 3.2(a) thereafter with respect to such particular Category, and the licenses set forth in Section 2.1(a) and Section 2.1(b) with respect to such particular Category shall remain in full force and effect through the Term (unless otherwise terminated as set forth in this Agreement).

3.3 Milestone Payments.

(a) First Commercial Sale.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i) Within [*] days after the First Commercial Sale of a Licensed Product, on a Category-by-Category basis, Codexis shall pay to Dyadic the [*] milestone payments set forth, on a Category-by-Category basis, on Exhibit F, less [*] of any amounts previously paid by Codexis for the Category that includes such Licensed Product pursuant to Section 3.2(a). For the purposes of clarification, (i) in the event of a First Commercial Sale of a second Licensed Product in any Category, no additional payment shall be due under this Section 3.3(a), and (ii) in the event that Codexis has made a payment to Dyadic for a particular Category for purposes set forth in Section 2.2, no additional payment shall be due to Dyadic upon a First Commercial Sale of a Licensed Product in such Category.

(ii) Notwithstanding anything to the contrary, Codexis shall pay to Dyadic the [*] milestone payment set forth on Exhibit F corresponding to Category F only after the First Commercial Sale of a Licensed Product in Category F by and for the benefit of a Person (including Codexis) other than the Codexis Exclusive Partner (including for Codexis or its Affiliates). Accordingly for purposes of clarification, in the event that there is a First Commercial Sale of a License Product in Category F by or for the benefit of the Codexis Exclusive Partner, Codexis shall have no obligation to pay to Dyadic the [*] milestone payment set forth on Exhibit F corresponding to Category F under this Section 3.3(a).

(b) Facility Fees.

(i) For the first (1st) [*] years after the First Commercial Sale of the first Licensed Product in the Field by or for the benefit of the Codexis Exclusive Partner in Category A or Category F (as applicable), for each commercial scale facility used to manufacture Licensed Products for use in such Category by or for the benefit of the Codexis Exclusive Partner, that starts operations during such [*] year period and utilizes any Licensed Product, Codexis shall pay to Dyadic, within [*] days after the start of such operations at such facility, a [*] fee equal to [*] per (A) [*] of annual end-product capacity in Category A, with respect to facilities used to produce such end-product or (B) annual capacity to produce the amount of [*] for use in Category F that would be sufficient to produce [*] of annual end-product capacity in Category A, with respect to facilities used to produce such [*]; provided that Codexis shall not be required to pay any amount greater than [*] under this Section 3.3(b)(i) with respect to any particular commercial scale facility; provided further that, any and all payments (including such [*] limit) due under this Section 3.3(b)(i) shall be reduced by [*] for each commercial scale facility located in a jurisdiction in which no Valid Claim exists covering the development, manufacture, use, sale, offer for sale, importation or other exploitation of any Licensed Product produced at such facility. Any expansion of such a commercial scale facility within such [*] year period shall be subject to additional fees based on the size of such expansion, subject to the forgoing [*] cap per facility. For purposes of illustration, if a facility having [*] per year end-product capacity in Category A becomes operational during the seven (7) year period after the First Commercial Sale of the first Licensed Product in the Field by or for the benefit of the Codexis Exclusive Partner in Category A in a jurisdiction in which a Valid Claim exists, Codexis will pay to Dyadic a facility fee equal to [*]. If, during such [*] year period such facility’s capacity

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

is expanded to [*] per year of end-product in Category A and a Valid Claim exists in such jurisdiction at the time of such expansion, Codexis will pay to Dyadic an additional [*].

(ii) For the first (1st) [*] years after the First Commercial Sale of the first Licensed Product in the Field by and for the benefit of a Person (including Codexis) other than the Codexis Exclusive Partner in Category F (including by and for Codexis or its Affiliates), for each commercial scale facility used to manufacture Licensed Products for use in Category F by and for the benefit of such a Person, that starts operations during such [*] year period and utilizes any Licensed Product, Codexis shall pay to Dyadic, within [*] days after the start of such operations, a [*] fee equal to (A) [*] if annual biomass processing capacity at such facility is greater than [*] metric tons but less than [*] metric tons, or (B) [*] if annual [*] capacity at such facility is greater than [*] metric tons; provided that any and all payments due under this Section 3.3(b)(ii) shall be reduced by [*] for each commercial scale facility located in a jurisdiction in which no Valid Claim exists covering the development, manufacture, use, sale, offer for sale, importation or other exploitation of any Licensed Product produced at such facility. Any expansion of a commercial scale facility having an annual [*] capacity less than [*] metric tons or [*] metric tons, respectively, within such [*] year period shall be subject to a fee based on the size of such expansion. For purposes of illustration, if a commercial scale facility with an annual biomass processing capacity less than [*] metric tons is expanded to have an annual biomass processing capacity greater than [*] metric tons but less than [*] metric tons during the [*] year period after the First Commercial Sale of the first Licensed Product for use in Category F by and for the benefit of a Person (including Codexis) other than the Codexis Exclusive Partner in a jurisdiction in which a Valid Claim exists at the time such expanded facility becomes operational, Codexis will pay to Dyadic a facility fee equal to [*]. For purposes of further illustration, if a commercial scale facility with an annual [*] capacity equal to [*] metric tons is expanded to have an annual [*] capacity greater than [*] metric tons during the [*] year period after the First Commercial Sale of the first Licensed Product for use in Category F by and for the benefit of a Person (including Codexis) other than the Codexis Exclusive Partner in a jurisdiction in which a Valid Claim exists at the time such expanded facility becomes operational, Codexis will pay to Dyadic an additional [*].

(iii) For purposes of clarification, no commercial scale facility used to manufacture Licensed Products for use in the Field in Categories B, C, D and/or E shall be subject to a facility fee under this Section 3.3(b). For purposes of further clarification, after the expiration of the [*] year period after the First Commercial Sale of the first Licensed Product in the Field, no further payments under this Section 3.3(b) shall be due to Dyadic.

(c) Enzyme Volume Fee. For the first (1st) [*] years after the First Commercial Sale of the first Licensed Product in the Field in each of Categories B, C, D and/or E, as applicable, Codexis shall pay to Dyadic an enzyme volume fee based on the cumulative total quantity of all Licensed Products sold in the Field in Categories B, C, D and/or E, as set forth in Exhibit G. The fees due pursuant to this Section 3.3(c) shall be based on the cumulative volume of Licensed Product(s) sold in Categories B, C, D and/or E; provided that any volume of Licensed Product sold after the applicable [*] year period for any particular Category shall not be included in the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

cumulative volume calculation. For purposes of clarification, volumes with respect to Licensed Products in the Field in Category A and Category F are not included in the calculation of enzyme volume under Exhibit G and are not included in calculation of any fees payable under this Section 3.3(c). For purposes of further clarification, after the expiration of the [*] year period after the First Commercial Sale of the first Licensed Product in the Field in a particular Category, no further payments under this Section 3.3(c) shall be due to Dyadic on any Licensed Product in such particular Category.

(d) Category F Products Fee. During the first (1st) [*] years after the First Commercial Sale of the first Licensed Product in the Field in Category F by and for the benefit of a Person (including Codexis) other than the Codexis Exclusive Partner, Codexis shall pay to Dyadic a fee equal to [*] per metric ton of [*] produced. [*].

ARTICLE 4

PAYMENT AND REPORTS

4.1 Facility Fee Reports and Payments. For each calendar quarter after the First Commercial Sale of the first Licensed Product in the Field in Category A and/or Category F, within [*] days after the end of each such calendar quarter, Codexis shall determine and shall deliver to Dyadic a report specifying (a) each facility for which a Facility Fee is due under Section 3.3(b), (b) the end-product or [*] capacity thereof, as applicable, and (c) the amount payable to Dyadic under Section 3.3(b). Any and all payments payable to Dyadic under Section 3.3(b) shall be due and payable within [*] days after the end of the calendar quarter in which the particular commercial scale facility initiated operations for purposes of Section 3.3(b). If no payment is due, Codexis shall so report.

4.2 Enzyme Volume Fee Reports and Payments. For each calendar quarter after the First Commercial Sale of the first Licensed Product in the Field in Categories B, C, D and/or E, within [*] days after the end of each such calendar quarter, Codexis shall determine and shall deliver to Dyadic a report specifying, on a Category-by-Category basis, (a) the MTEP of Licensed Product sold in each of Categories B, C, D and/or E, and (b) the amount payable to Dyadic under Section 3.3(c) in accordance with Exhibit G. Any and all payments payable to Dyadic under Section 3.3(c) shall be due and payable within [*] days after the end of the calendar quarter in which the applicable Licensed Products were sold for purposes of payments under Section 3.3(c). If no payment is due, Codexis shall so report.

4.3 Category F Products Reports and Payments. For each calendar quarter after the First Commercial Sale of the first Licensed Product in the Field in Category F by and for the benefit of a Person (including Codexis) other than the Codexis Exclusive Partner, within [*] days after the end of each such calendar quarter, Codexis shall determine and shall deliver to Dyadic a report specifying, (a) the metric tons of [*] produced and used in the production of products in Category F, and (b) the amount payable to Dyadic under Section 3.3(d). Any and all payments payable to Dyadic under Section 3.3(d) shall be due and payable within [*] days after the end of the calendar

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

quarter in which the applicable [*] were sold for purposes of production of products in Category F. If no payment is due, Codexis shall so report.

4.4 Payment Method. All payments due under this Agreement to Dyadic shall be made by bank wire transfer in immediately available funds to an account designated by Dyadic, and except as otherwise provided for payments due under Section 3.3, within thirty (30) days after receipt by Codexis of a relevant invoice for such payment. All payments hereunder shall be made in Dollars.

4.5 Withholdings Taxes. Any withholding or other tax that is required by Law to be withheld with respect to payments owed by Codexis pursuant to this Agreement shall be deducted by Codexis from such payment prior to remittance. Codexis shall promptly furnish Dyadic evidence of any such taxes withheld and reasonably assist Dyadic in obtaining applicable credits with respect thereto. Without limiting the foregoing, Codexis agrees, at Dyadic’s request, to reasonably cooperate with Dyadic in availing itself of the benefit of any tax treaty to minimize such withholding tax with respect to payments hereunder to the extent permitted under Law.

4.6 Inspection of Records. Codexis shall keep, and shall require its Affiliates and sublicensees to keep, full and accurate books and records setting forth the name and address of each commercial scale facility for which a payment is due under Section 3.3(b) (each, a “Facility”), MTEP of Licensed Product sold for Categories B, C, D and/or E for which a payment is due under Section 3.3(c), and metric tons of [*] produced for use in production of products in Category F for which a payment is due under Section 3.3(d). Codexis shall require each of its sublicensees to provide to Codexis full and accurate copies of all books and records setting forth (a) the list of each Facility and/or (b) MTEP of Licensed Product sold by or for the benefit of such sublicensee in Categories B, C, D and/or E and/or (c) the metric tons of [*] produced for use in production of products in Category F by and for the benefit of such sublicensee; provided that the production of such [*] would result in a payment obligation to Dyadic pursuant to Section 3.3(d). Codexis shall permit Dyadic, by independent qualified public accountants engaged by Dyadic and reasonably acceptable to Codexis, to examine Codexis’ and its Affiliates’ books and records at any reasonable time, solely to determine the accuracy of the Facility Fees and/or the MTEP sold and/or the metric tons of [*] produced, but not later than [*] years following the rendering of any corresponding reports, accountings and payments pursuant to this Article 4. The foregoing right of review may be exercised [*] month period. The independent qualified public accountants engaged by Dyadic shall be under a confidentiality obligation to Codexis to disclose to Dyadic only the amount and accuracy of payments reported and actually paid or otherwise payable under this Agreement. The opinion of such independent accountants regarding such payments shall be binding on the Parties other than in the case of clear error. Dyadic shall bear the cost of any such examination and review; provided that if the inspection and audit shows an underpayment of any payment under Section 3.3(b) or Section 3.3(c) or Section 3.3(d) of more than [*] of the amount due for the applicable period, then Codexis shall promptly reimburse Dyadic for all costs incurred in connection with such examination and review. Codexis shall promptly pay to Dyadic the amount of any underpayment of any payment under Section 3.3(b) and/or Section 3.3(c) and/or Section 3.3(d) revealed by an examination and review with interest on the underpayment at the rate specified in Section 4.7 from the date such

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

payment was originally due. Any overpayment of any payment under Section 3.3(b) and/or Section 3.3(c) and/or Section 3.3(d) by Codexis revealed by an examination and review shall be fully-creditable against future payments under Article 3. Except as otherwise provided in this Section 4.6 above, all matters reviewed by such independent qualified public accountants shall be deemed Confidential Information of Codexis and subject to the confidentiality obligations of Article 6.

4.7 Late Payment. Any payments or portions thereof due hereunder which are not paid when due shall bear interest equal to the lesser of the rate equal to [*], on the date such payment was due or the maximum rate permitted by Law, calculated on the number of days such payment is delinquent. This Section 4.7 shall in no way limit any other remedies available to either Party.

ARTICLE 5

INTELLECTUAL PROPERTY

5.1 Prosecution of Licensed Patents. Dyadic shall, at Dyadic’s sole cost and expense, [*], file for, prosecute, respond to oppositions, nullity actions, re-examinations, revocation actions and similar proceedings (including without limitation conducting or participating in interference and oppositions) filed by Third Parties against, and maintain the patents and patent applications within the Licensed Patents that are owned or otherwise controlled by Dyadic; provided that, in the event that Dyadic decides to cease activities relating to obtaining and maintaining any patent application or patent within the Licensed Patents that is owned or otherwise controlled by Dyadic, Dyadic shall provide written notice thereof to Codexis and, prior to taking action that would result in the abandonment of any such patent application or patent, Dyadic shall engage in good faith discussion with Codexis, such discussion to occur at least [*] days prior to the date when government rights would be lost as a consequence of abandonment of such patent application or patent.

5.2 Enforcement of Licensed Patents. In the event that Codexis reasonably believes that any Licensed Patent is being infringed by a Third Party, Codexis shall promptly notify Dyadic and provide Dyadic with evidence thereof. As between the Parties, Dyadic shall have the sole right to enforce such Licensed Patents with respect to such infringement, or to defend any declaratory judgment action with respect thereto, at Dyadic’s expense.

5.3 Cooperation. Codexis agrees to cooperate with Dyadic as reasonably requested by Dyadic, at Dyadic’s expense, in connection with the activities undertaken pursuant to this Article 5.

ARTICLE 6

CONFIDENTIALITY

6.1 Confidentiality Obligations. Each Party agrees that, during the term of this Agreement and for [*] years thereafter, all Confidential Information of the other Party shall be maintained in strict confidence, and shall not be used for any purpose other than the purposes expressly permitted by this Agreement, and shall not be disclosed to any Third Party. The foregoing

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

obligations will not apply to any portion of Confidential Information to the extent that it can be established by competent proof that such portion:

(a) was already known to the recipient as evidenced by its written records, other than under an obligation of confidentiality, at the time of disclosure;

(b) was generally available to the public or was otherwise part of the public domain at the time of its disclosure to the recipient;

(c) became generally available to the public or otherwise becomes part of the public domain after its disclosure and other than through any act or omission of the recipient in breach of this Agreement; or

(d) was subsequently lawfully disclosed to the recipient by a Third Party other than in contravention of a confidentiality obligation of such Third Party to the disclosing party.

6.2 Permitted Usage. Each Party may use and disclose Confidential Information of the other Party as follows: (a) under appropriate confidentiality provisions no less restrictive than those in this Agreement, in connection with the performance of its obligations or exercise of rights granted to or retained by such Party in this Agreement; (b) in connection with the filing for, prosecution, maintenance and enforcement of the Licensed Patents in accordance with this Agreement; (c) in connection with complying with the terms of agreements with Third Parties, prosecuting or defending litigation, complying with applicable governmental regulations, filing for, obtaining and maintaining regulatory approvals, or otherwise required by Law; provided, however, that if a Party is required by Law to make any disclosure of the other Party’s Confidential Information it will give reasonable advance notice to the other Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; (d) in communication with potential or actual collaborators, partners, or licensees (including without limitation potential sublicensees), who prior to such disclosure have agreed in writing to be bound by obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Article 6; (e) in confidence to potential or actual investment bankers, advisors (including without limitation financial advisors and accountants), investors, lenders, acquirers, merger partners, or other potential financial or strategic partners, and their attorneys and agents) on a need to know basis; provided, however, that the receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 6.2 to treat such Confidential Information as required under this Article 6; and/or (f) to the extent mutually agreed to by the Parties in a prior writing.

6.3 Confidential Terms. Each of the Parties agrees not to disclose to any Third Party the terms and conditions of this Agreement without the prior approval of the other Party. Notwithstanding the foregoing, a Party may disclose the terms of this Agreement in confidence to its Affiliates in connection with the performance of this Agreement and solely on a need-to-know basis; to potential or actual collaborators, partners, or licensees (including without limitation potential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

sublicensees), who prior to disclosure must agree to be bound by obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Article 6; and/or in confidence to potential or actual investment bankers, advisors (including without limitation financial advisors and accountants), investors, lenders, acquirers, merger partners, or other potential financial or strategic partners, and their attorneys and agents) on a need to know basis; provided, however, that the receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 6.3 to treat such Confidential Information as required under this Article 6.

6.4 Exceptions for Applicable Law or Regulation. Notwithstanding anything to the contrary in this Article 6, a Party may disclose any Confidential Information of the other Party or the terms of this Agreement that is required to be disclosed under Law; provided that, except where impracticable, such Party shall give the other Party reasonable advance notice of such disclosure requirement (which shall include a copy of any applicable subpoena or order) and shall afford the other Party a reasonable opportunity to oppose, limit or secure confidential treatment for such required disclosure. In the event of any such required disclosure, a Party shall disclose only that portion of the Confidential Information of the other Party that is required by Law to be disclosed and, in the event a protective order is obtained by the other Party, nothing in this Article 6 shall be construed to authorize the Party that is subject to the disclosure requirement to use or disclose any Confidential Information of the other Party to any Person other than as required by Law or beyond the scope of the protective order. A Party may disclose this Agreement if required to be disclosed by Law to the extent, and only to the extent, such Law require such disclosure and, in such an event, such Party provides the other Party a reasonable opportunity to review and comment on the general text of such disclosure, which comments shall be incorporated by the disclosing Party if reasonable under the circumstances.

6.5 Codexis Confidential Information. Dyadic has requested that (a) all Codexis Confidential Information, including without limitation any and all information provided by Codexis to Dyadic pursuant to Section 2.1(c), Section 4.1, Section 4.2, Section 4.3 and/or Section 4.6, be delivered by Codexis to Dyadic’s Chief Executive Officer, outside counsel as indicated in Section 11.6, or, with respect to financial reports and payments as specified in Section 4.1, Section 4.2, Section 4.3 and/or Section 4.6, to Dyadic’s internal accounting staff, and to no other employee, representative or agent of Dyadic, and (b) any information delivered by Codexis to any employee, representative or agent of Dyadic, other than (i) as set forth in subsection (a) of this Section 6.5 or (ii) in response to a request for such information by any employee, representative or agent of Dyadic, be deemed to be non-confidential information for purposes of this Article 6 and this Agreement (collectively, the “Dyadic Request”). Notwithstanding anything to the contrary, exchange of technical information in connection with the delivery of the Dyadic Material and the technology transfer as contemplated by Section 2.6 shall be deemed to be Confidential Information of the providing Party.

6.6 Public Announcements. Except to the extent required by Law, neither Party shall make any public announcements concerning this Agreement or the terms hereof without the prior

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

written consent of the other Party; provided that, upon the Effective Date, the Parties will issue a joint press release announcing this Agreement and the relationship of the Parties. Such press release will be in the form attached hereto as Exhibit H. Thereafter, each Party may disclose to Third Parties the information contained in such press release without the need for further approval by the other Party.

ARTICLE 7

INDEMNIFICATION

7.1 Indemnification by Codexis. Codexis shall indemnify, defend and hold Dyadic and its Affiliates, agents, employees, officers, and directors (the “Dyadic Indemnitees”) harmless from and against any and all liability, damage, loss, cost, or expense (including without limitation reasonable attorneys’ fees) arising out of Third Party claims or suits related to: (a) breach by Codexis of any of its representations, warranties, or covenants under this Agreement; (b) the negligence or willful misconduct of Codexis or its Affiliates, and its or their directors, officers, agents, employees, or consultants; and (c) any exploitation by, or under the authority of, Codexis of the licenses granted under Section 2.1 (including by any Affiliate or sublicensee); provided, however, that Codexis’ obligations pursuant to this Section 7.1 will not apply to the extent such claims or suits result from (i) any claim or suit by a Third Party that use or exploitation of the Dyadic Materials as delivered to Codexis infringe intellectual property rights of such Third Party except with respect to any such claim or suit that is a consequence of actions by Codexis to modify or derivatize such Dyadic Materials, the combination of such Dyadic Materials with other materials or (ii) the negligence or willful misconduct of any of the Dyadic Indemnitees or breach by Dyadic of its representations, warranties, or covenants set forth in this Agreement, or to the extent that Dyadic has indemnification obligations with respect to such claims or suits under Section 7.2.

7.2 Indemnification by Dyadic. Dyadic shall indemnify, defend, and hold Codexis and its Affiliates, sublicensees, agents, employees, officers, and directors (the “Codexis Indemnitees”) harmless from and against any and all liability, damage, loss, cost, or expense (including without limitation reasonable attorneys’ fees) arising out of Third Party claims or suits related to: (a) breach by Dyadic of any of its representations, warranties, or covenants under this Agreement; and (b) the negligence or willful misconduct of Dyadic or its Affiliates, and its or their directors, officers, agents, employees, or consultants; provided, however, that Dyadic’s obligations pursuant to this Section 7.2 will not apply to the extent such claims or suits result from the negligence or willful misconduct of any of the Codexis Indemnitees or breach by Codexis of its representations, warranties, or covenants set forth in this Agreement, or to the extent that Codexis has indemnification obligations with respect to such claims or suits under Section 7.1.

7.3 Procedure. As a condition to a Party’s right to receive indemnification under Section 7.1, Section 7.2 or Section 2.7(c), it shall: (a) promptly deliver notice in writing (a “Claim Notice”) to the other Party as soon as it becomes aware of a claim or suit for which indemnification may be sought pursuant to Section 7.1, Section 7.2 or Section 2.7(c) (provided that the failure to give a Claim Notice promptly shall not prejudice the rights of an indemnified Party except to the extent that

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the failure to give prompt notice materially adversely affects the ability of the indemnifying Party to defend the claim or suit); (b) cooperate with the indemnifying Party in the defense of such claim or suit, at the expense of the indemnifying Party; and (c) if the indemnifying Party confirms in writing to the indemnified Party its intention to defend such claim or suit within [*] days after receipt of the Claim Notice, permit the indemnifying Party to control the defense of such claim or suit, including without limitation the right to select defense counsel; provided that, if the indemnifying Party fails to (i) provide such confirmation in writing within such [*] day period or (ii) after providing such confirmation, diligently and reasonably defend such suit or claim at any time, the indemnifying Party’s right to defend the claim or suit shall terminate immediately in the case of (i) and otherwise upon [*] days’ written notice by the indemnified Party to the indemnifying Party, and the indemnified Party may assume the defense of such claim or suit at the sole expense of the indemnifying Party but may not settle or compromise such claim or suit without the consent of the indemnifying Party, not to be unreasonably withheld or delayed. In no event, however, may the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of any indemnified Party or that otherwise materially affects such indemnified Party’s rights under this Agreement or requires any payment by an indemnified Party without the prior written consent of such indemnified Party. Except as expressly provided above, the indemnifying Party will have no liability under this Article 7 or Article 2 with respect to claims or suits settled or compromised without its prior written consent.

ARTICLE 8

REPRESENTATIONS, WARRANTIES, AND COVENANTS

8.1 General. Each Party represents and warrants to the other that: (a) it is duly organized and validly existing under the Law of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is qualified to do business and is in good standing in each jurisdiction in which it conducts business; (c) duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action; (d) this Agreement is legally binding upon it and enforceable in accordance with its terms and the execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material Law; and (e) it is not aware of any action, suit or inquiry or investigation instituted by any Person which questions or threatens the validity of this Agreement.

8.2 Dyadic Representations, Warranties and Covenants.

(a) Dyadic represents and warrants that, as of the Effective Date, except as set forth on Schedule 8.2(a), (i) the Patents set forth on Exhibit C are a complete list of all Patents that claim or disclose Dyadic’s C1 expression system, the C1 high-throughput screening system and/or C1-derived enzymes that are necessary or useful in the [*]; (ii) Dyadic is the owner of each, and no Person has any valid claim of ownership with respect to any, of the Patents listed on Exhibit C and

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of the Dyadic Materials; (iii) to the knowledge of Dyadic, the Dyadic Materials [*]; (iv) Dyadic has the right and authority to enter into this Agreement and to grant the rights and licenses granted to Codexis herein; (v) Dyadic is in compliance with Law applicable to the transfer of biological materials, including without limitation guidelines and recommendations with respect to biodiversity, and has obtained any and all authorizations, licenses and/or permits required for transfer by Dyadic of the Dyadic Materials to Codexis, except in each as would not be reasonably expected to have a material adverse effect on Codexis’ ability to the practice the rights granted to Codexis pursuant to Section 2.1(a) and Section 2.1(b); (vi) the Licensed IP and the Dyadic Materials are free and clear of any and all liens and/or encumbrances; (vii) Dyadic has not granted any right, license or interest in the Licensed IP, or any portion thereof, inconsistent with the rights and licenses granted to Codexis herein; (viii) there are no Third Party actions, claims or demands, and, to Dyadic’s knowledge, (A) there are no threatened or pending Third Party actions, claims or demands and (B) there is no reasonable basis to support any Third Party action, claim or demand, relating either to the Licensed IP or the right of Dyadic to grant to Codexis the rights and licenses granted herein; (ix) Dyadic does not own or otherwise control any Patent, other than those set forth on Exhibit C that claim (A) any composition of matter or formulation thereof (including any manufacture, offer for sale, sale, importation or use of such composition or formulation) or (B) any use in the Field, that would, in each of (A) and/or (B), be necessary or reasonably useful in the practice of the rights granted to Codexis pursuant to Section 2.1(a) and Section 2.1(b); (x) the Dyadic Materials delivered to Codexis pursuant to Section 2.6 include the tangible materials that are currently being used for the benefit of Dyadic at Dyadic, [*] and Dyadic’s Affiliate in The Netherlands for similar purposes as those contemplated hereunder and, to Dyadic’s knowledge, it is not in possession of any other such materials that would be necessary for the practice of the rights granted to Codexis pursuant to Section 2.1(a) and Section 2.1(b), other than any such materials for which Dyadic has contractual obligations as of the Effective Date that would preclude such delivery to Codexis; (xi) Dyadic has not granted a license right to any Third Party to practice the Licensed IP, to use the Dyadic Materials, or to practice or to use any component of the foregoing that would result in any Improvement made by, for the benefit of or under the authority of, such Third Party to be exempt from the covenant granted by Dyadic to Codexis in Section 2.7(a); (xii) to Dyadic’s knowledge, the Dyadic Materials are not [*]; (xiii) [*] to be delivered to Codexis as part of the Dyadic Materials [*]; (xiv) the certificate of secretary for Dyadic International (USA), Inc. attached hereto as Exhibit I is true, accurate and correct; (xv) the certificate of secretary for Dyadic International, Inc. attached hereto as Exhibit J is true, accurate and correct; and (xvi) [*] strain provided to Codexis [*]. For clarity, Codexis acknowledges that Dyadic [*] to Dyadic other than the [*] and that [*].

(b) Dyadic covenants that (i) Dyadic will not, during the Term, undertake any obligation, or grant any right, license, interest or lien, that conflicts with its obligations, or the rights and licenses granted to Codexis, under the terms of this Agreement, or impairs the rights granted by Dyadic to Codexis under the terms of this Agreement; (ii) Dyadic will, as soon as practicable, deliver to Codexis [*].

8.3 Codexis Covenants. Codexis covenants that:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a) Codexis and its Affiliates will not (i) solicit or initiate any inquiry, proposal or offer from, or provide any information specific to the Licensed IP to, or conduct any research using the Licensed IP for the benefit of, any Third Party set forth on Schedule 8.3(a) regarding any sublicense in Category F prior to [*] months after the Effective Date, and (ii) grant a sublicense to any Third Party in Category F, other than Codexis Exclusive Partner, prior to [*] months after the Effective Date; and

(b) if all actions set forth in Schedule 8.2(b) have not been completed by Dyadic within [*] days after receipt of the Dyadic Materials by Codexis, as evidenced by delivery to Codexis of an executed certificate and supporting materials and documentation, as further described in subsection (ii) of Section 8.2(b), Codexis will enter into the Escrow Agreement with Dyadic.

8.4 Disclaimer. EXCEPT AS PROVIDED IN THIS ARTICLE 8, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION WITH RESPECT TO THE DYADIC MATERIALS OR ANY DERIVATIVE OR MODIFICATION OF THE DYADIC MATERIALS, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES AND CONDITIONS OF THE VALIDITY OF THE LICENSED PATENTS OR NONINFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS. THIS SECTION 8.4 SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S OBLIGATIONS UNDER ARTICLE 7.

ARTICLE 9

LIMITATION OF LIABILITY

9.1 EXCEPT FOR ANY LIABILITY THAT IS THE CONSEQUENCE OF WILLFUL MISCONDUCT OF A PARTY, OR A BREACH OF ARTICLE 6, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY ARISING OUT OF THIS AGREEMENT, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN. THIS ARTICLE 9 SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S OBLIGATIONS UNDER ARTICLE 7.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 10

TERM AND TERMINATION

10.1 Term. Unless terminated earlier pursuant to Section 10.2, the term of this Agreement shall commence on the Effective Date and continue in full force and effect for as long as Codexis has an obligation to pay Dyadic any of the amounts set forth under Article 3 (the “Term”).

10.2 Termination.

(a) For Convenience. Any provision herein notwithstanding, Codexis shall have the right to terminate this Agreement at will at any time after making the payments set forth in Section 3.1, by giving Dyadic [*] days’ written notice referencing this Section 10.2(a).

(b) For Material Breach. If either Party shall at any time breach any material term, condition or agreement herein, and shall fail to have initiated and actively pursued remedy of any such default or breach within [*] days after receipt of written notice thereof, or [*] days with respect to any breach of a payment obligation, by the other Party, that other Party may, at its option, terminate this Agreement and revoke any rights and licenses herein. Any termination of the Agreement under this Section 10.2(b) shall not, however, prejudice the right of the Party who terminates this Agreement to recover any milestone payment or other sums due at the time of such cancellation, and it being understood that if within [*] days, or [*] days with respect to any breach of a payment obligation, after receipt of any such notice the breaching Party shall have initiated and actively pursued remedy of its default, then the rights and licenses herein granted shall remain in force as if no breach or default had occurred on the part of the breaching Party, unless such breach or default is not in fact remedied within [*] days, or [*] days with respect to any breach of a payment obligation, of such notice.

(c) Termination due to Challenge of Patent. To the extent permitted by Law, the licenses granted by Dyadic to Codexis under this Agreement may, at Dyadic’s option, be terminated as to any country by Dyadic in the event that Codexis challenges the validity of a Dyadic Patent in such country.

(d) Termination due to Failure to meet Performance Criteria. This Agreement shall terminate automatically, without any requirement of further action by either Party, upon confirmation, in accordance with Section 3.1, that the Dyadic Materials did not meet the performance criteria. In the event of termination of this Agreement in accordance with this Section 10.2(d), Dyadic shall reimburse Codexis in full for each payment made by Codexis under Section 3.1(a) and Section 3.1(b), as applicable, plus interest at the rate specified in Section 4.7 as of the date such payment was originally made to Dyadic and, in addition, all fees held in escrow as a consequence of the payment made by Codexis under Section 3.1(c) shall be released to Codexis pursuant to the terms of the Escrow Agreement.

10.3 Effect of Termination/Expiration.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a) Rights and Obligations Upon Expiration. Upon expiration (but not earlier termination) of this Agreement, all rights and licenses granted by either Party to the other Party hereunder that were in effect immediately prior to the effective date of such expiration shall become irrevocable, perpetual and fully-paid.

(b) Rights and Obligations Upon Termination. As of the effective date of a termination (but not expiration) of this Agreement for any reason: (i) Section 2.1 shall terminate and all rights in the Licensed IP shall revert to Dyadic, except as provided in Section 10.3(c); (ii) Dyadic shall have the right to retain all amounts correctly paid hereunder; provided that, in the event of termination of this Agreement pursuant to Section 10.2(d), nothing in this Section 10.3(a) shall limit Dyadic’s obligation to reimburse Codexis in full for each of the payments made by Codexis under Section 3.1 plus interest at the rate specified in Section 4.7 as of the date such payments were originally made to Dyadic; (iii) each Party shall return to the other Party any materials (including, without limitation, the Dyadic Materials), and any and all improvements, derivatives or modifications thereof provided to it by such Party pursuant to this Agreement, except as provided in Section 10.3(c); and (iv) each Party shall return to the other Party and cease using all Confidential Information of the other, except as provided in Section 10.3(c); provided that counsel of each Party may retain one (1) copy of such Confidential Information for ensuring compliance with Article 6.

(c) Termination by Codexis for Material Breach; Retained Licensed Products. As of the effective date of a termination by Codexis pursuant to Section 10.2(b) for a material breach by Dyadic, all terms and conditions of this Agreement including the rights and licenses granted by Dyadic to Codexis hereunder that were in effect immediately prior to the effective date of such termination shall survive; provided that any and all payments due by Codexis to Dyadic under Article 3 as of the effective date of such termination shall be reduced by [*]; and provided further that, in the event of such a termination by Codexis due to a breach by Dyadic of its obligations under Section 2.7(a), Codexis shall have no further payment obligations to Dyadic under Article 3.

(d) Covenant [*]. The provisions of Section 2.7 shall survive expiration of this Agreement, but shall not survive earlier termination except as expressly provided in this Section 10.3(d). In the event of a termination of this Agreement by Codexis pursuant to Section 10.2(c), the provisions of Section 2.7(a), and Section 2.7(c) (but only as applicable to Section 2.7(a)), shall survive. In the event of a termination of this Agreement (i) by Codexis for convenience pursuant to Section 10.2(a) or (ii) by Dyadic for Codexis’ breach pursuant to Section 10.2(b), the provisions of Section 2.7(b), and Section 2.7(c) (but only as applicable to Section 2.7(b)), shall survive.

(e) Accrued Rights. Termination or expiration of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration will not relieve a Party from accrued payment obligations or from obligations which are expressly indicated to survive termination or expiration of this Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(f) Survival. Articles 1, 6 (for the period set forth in Section 6.1), 7, 9 and 11, and Sections 2.8, 4.6, 8.4, and 10.3 (as applicable), shall survive the expiration and any termination of this Agreement. Except as otherwise provided in this Section 10.3, all other provisions of this Agreement shall terminate upon the expiration or termination of this Agreement.

ARTICLE 11

GENERAL PROVISIONS

11.1 Entire Agreement of the Parties; Amendments. This Agreement constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancels and supersedes any and all prior and contemporaneous negotiations, correspondence, understandings, and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification, amendment or alteration of any provision of this Agreement will be valid or effective unless made in writing and signed by each of the Parties; provided that any waiver, modification, amendment or alteration of Section 6.5 or Section 11.6 shall be valid and effective only by the procedure set forth in such Section 6.5 and/or Section 11.6, as applicable.

11.2 Further Actions. Each Party agrees to execute, acknowledge, and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the express provisions of this Agreement.

11.3 Assignments. Neither this Agreement nor any interest hereunder may be assigned, nor any other obligation delegated, by a Party without the prior written consent of the other Party; provided, however, that a Party shall have the right to assign this Agreement without consent of the other Party to an Affiliate of the assigning Party or to any successor in interest to the assigning Party by operation of law, merger, consolidation, or other business reorganization or the sale of all or substantially all of its assets relating to the subject matter of this Agreement in a manner such that the assigning Party will remain liable and responsible for the performance and observance of all of its duties and obligations hereunder. This Agreement shall be binding upon successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 11.3 will be null and void.

11.4 Performance by Affiliates. The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates or may exercise some or all of its rights under this Agreement through Affiliates, provided, however, that each Party shall remain responsible and be guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. In particular and without limitation, (i) all Affiliates of a Party that receive Confidential Information of the other Party pursuant to this Agreement shall be governed and bound by all obligations set forth in Article 6, and (ii) all Affiliates of Codexis that have access to the Dyadic Materials or any derivative or modification thereof shall be governed and bound by all obligations set forth in Section 2.5 and Article 6. Each Party will prohibit all of its Affiliates from taking any action that such Party is prohibited from taking under this Agreement as if such Affiliates were parties to this Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.5 Relationship of the Parties. The Parties shall perform their obligations under this Agreement as independent contractors and nothing in this Agreement is intended or will be deemed to constitute a partnership, agency or employer-employee relationship between the Parties. Neither Party will have any right, power or authority to assume, create, or incur any expense, liability, or obligation, express or implied, on behalf of the other.

11.6 Notices. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement will be in writing and will be deemed to have been sufficiently given if delivered in person, transmitted by facsimile (receipt verified) or by express courier service (signature required) or five (5) days after it was sent by registered letter, return receipt requested (or its equivalent); provided that no postal strike or other disruption is then in effect or comes into effect within two (2) days after such mailing, to the Party to which it is directed at its address or facsimile number shown below or such other address or facsimile number as such Party will have last given by notice to the other Party.

If to Codexis:	Codexis, Inc.
200 Penobscot Drive
Redwood City, CA 94063
Attention: General Manager, Bioindustrials
Fax: [*]

With a copy to:	Codexis, Inc.
200 Penobscot Drive
Redwood City, CA 94063
Attention: General Counsel
Fax: [*]

If to Dyadic:	Dyadic International (USA), Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, FL 33477-5094
Attention: Mark A. Emalfarb
Fax: [*]

With a copy to:	Robert Levin
Levin & Ginsburg
180 North LaSalle Street, Suite 3200
Chicago, IL 60601
Fax: [*]

11.7 Compliance with Law. Each Party shall comply with all Law in connection with its activities pursuant to this Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.8 Governing Law; Dispute Resolution. The rights and obligations of the Parties under this Agreement shall be governed, and shall be interpreted, construed, and enforced, in all respects by the Law of the State of New York, as permitted by Section 5-1401 of the New York General Obligations Law (or similar successor provision), without giving effect to any conflict of Law rule that would result in the application of the Law of any jurisdiction other than the internal Law of the State of New York to the rights and duties of the Parties. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York State or federal court sitting in New York City, New York County, New York, and the Parties hereby irrevocably submit to the jurisdiction of such courts in any such action or proceeding and irrevocably waive any defense of an inconvenient forum to the maintenance of any such action or proceeding.

11.9 Rights in Bankruptcy. The Parties acknowledge and agree that this Agreement constitutes a license of rights to “intellectual property” as that term is defined in Section 101(35A) of Title 11, United States Code (the “Bankruptcy Code”) and is therefore governed by Section 365(n) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Notwithstanding anything to the contrary, if a Chapter 11 petition is filed by or against Dyadic, Dyadic shall seek approval of the bankruptcy court to assume this Agreement pursuant to 11 U.S.C. § 363.

11.10 Captions. The captions to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

11.11 Waiver. A waiver by a Party of any of the terms and conditions of this Agreement in any instance will not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations, and agreements contained in this Agreement will be cumulative and none of them will be in limitation of any other remedy, right, undertaking, obligation, or agreement of either Party.

11.12 Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Law, but, if any provision of this Agreement is held to be prohibited by or invalid under Law, such provision will be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or of this Agreement. The Parties will make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision

11.13 Counterparts. This Agreement may be executed simultaneously in counterparts, any one of which need not contain the signature of more than one Person but all such counterparts taken together will constitute one and the same agreement.

[Signature Page Follows]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized representatives as of the Effective Date.

CODEXIS, INC.		DYADIC INTERNATIONAL (USA), INC.
(“Codexis”)		(“Dyadic”)

By:	/s/ Alan Shaw	By:	/s/ Mark A. Emalfarb
Name:	Alan Shaw	Name:	Mark A. Emalfarb
Title:	President and CEO	Title:	CEO

DYADIC INTERNATIONAL, INC.
(“Dyadic”)

		By:	/s/ Mark A. Emalfarb
		Name:	Mark A. Emalfarb
		Title:	CEO

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

FIELD

The Field shall consist of the following Categories:

Category A, [*].

Category B, [*].

Category C, [*]

Category D, [*].

Category E, [*].

Category F, [*].

The Field shall not include [*] and (vi) any other use not set forth in Categories A through F. For purposes of this Exhibit A, the term [*] means [*].

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

FIRST COMMERCIAL SALE

The First Commercial Sale, on a Category-by-Category basis, shall be:

Category A [*]: The first sale of one thousand kilograms (1,000 kg) or more of formulated enzyme product for use in a commercial or pre-commercial facility.

Category B, [*]: The first sale of [*].

Category C, [*]: The first sale of [*].

Category D, [*]: The first sale of [*].

Category E, [*]: The first sale of [*].

Category F, [*]: The first sale of [*].

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

LICENSED PATENTS

	Title	Country	Status	Application No.	App. Date	Patent No.	Issue Date
[*]

1.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

2.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

3.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

4.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]

5.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

6.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]

7.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Title	Country	Status	Application No.	App. Date	Patent No.	Issue Date
8.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

9.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]

10.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

11.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

12.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

13.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

14.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

15.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

16.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

17.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

18.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Title	Country	Status	Application No.	App. Date	Patent No.	Issue Date
19.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

20.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

21.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

22.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

23.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

24.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]

25.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

26.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

27.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

28.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

29.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

30.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

31.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Title	Country	Status	Application No.	App. Date	Patent No.	Issue Date
32.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

33.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

34.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

35.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

36.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

37.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

38.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

39.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

40.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

41.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

42.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

43.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

44.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

45.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Title	Country	Status	Application No.	App. Date	Patent No.	Issue Date
46.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

47.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

48.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

49.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

50.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

51.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

52.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]

53.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

54.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

55.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

56.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

57.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

58.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Title	Country	Status	Application No.	App. Date	Patent No.	Issue Date
59.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

60.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

61.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

62.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

63.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

64.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

65.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

66.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

67.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

68.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

69.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

70.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

71.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Title	Country	Status	Application No.	App. Date	Patent No.	Issue Date
72.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

73.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

74.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

75.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

76.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

77.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

78.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

79.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

80.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

81.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

82.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Title	Country	Status	Application No.	App. Date	Patent No.	Issue Date
83.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

84.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

85.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

86.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

87.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

88.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

89.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

90.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

91.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

92.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Title	Country	Status	Application No.	App. Date	Patent No.	Issue Date
93.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

94.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

95.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

96.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

97.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

98.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

99.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

100.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

101.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

102.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Title	Country	Status	Application No.	App. Date	Patent No.	Issue Date
103.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

104.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

105.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

106.	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

MATERIALS

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E

MATERIALS PERFORMANCE CRITERIA

Milestone 1.

Item	Duration
[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

Total	[*]

[*]

Deliverable [*]:

[*].

Milestone 2. [*]

Transformation:

Item	Duration
[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]	[*]

[*]	[*]

[*]	[*]

Deliverable [*]:

[*].

Milestone 3. [*]

Item	Duration
[*]	[*]

[*]	[*]

[*]	[*]

Deliverable [*]:

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F

FIRST COMMERCIAL SALE MILESTONE PAYMENTS

Category	Amount

A	[*]

B	[*]

C	[*]

D	[*]

E	[*]

F	[*]

*	Payable only after the First Commercial Sale of a Licensed Product in Category F by and for the benefit of a Person (including Codexis) other than the Codexis Exclusive Partner, as described in Section 3.3(a)(ii).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G

ENZYME VOLUME FEE MILESTONE PAYMENTS

For the commercial sales of enzymes for use in the Field in Categories B, C, D and/or E, Codexis shall pay Dyadic an enzyme volume fee milestone pursuant to Section 3.3(c) based on the cumulative volume of all such enzyme(s) in a particular Category that have been sold by Codexis, its Affiliates or its sublicensees during the [*] years after the First Commercial Sale of the first Licensed Product in such particular Category as measured in MTEP, as follows:

	MTEP	$ per MTEP	Full Segment Payment	Cumulative Segment Payment
Segment 1	[*]	[*]	[*]	[*]

Segment 2	[*]	[*]	[*]	[*]

Segment 3	[*]	[*]	[*]	[*]

Segment 4	[*]	[*]	[*]	[*]

Segment 5	[*]	[*]	[*]	[*]

Segment 6	[*]	[*]	[*]	[*]

Segment 7	[*]	[*]	[*]	[*]

Segment 8	[*]	[*]	[*]	[*]

*	For illustration purposes, if sales of enzyme were [*] MTEP, the Full Segment 8 Payment would equal [*], and the Cumulative Segment Payment would equal [*] (i.e, [*]).

MTEP will be calculated using [*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT H

FORM OF PRESS RELEASE

See Attached

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Codexis, Inc.
200 Penobscot Drive
Redwood City, CA 94063
Tel: 650.421-8100 www.codexis.com

Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida 33477-5094 USA
Phone: 1-561-743-8333
www.dyadic.com

Codexis, Dyadic In Enzyme Production System License Agreement

Redwood City, CA and Jupiter, FL – (Date) – Codexis, Inc. and Dyadic International (USA), Inc. today announced a license agreement covering use of Dyadic’s C1 expression system for large-scale production of enzymes in certain fields including biofuels and chemical and pharmaceutical intermediate production. The agreement includes an upfront payment by Codexis of $10 million provided that certain performance criteria are satisfied. Additional financial terms were not disclosed.

“Codexis develops improved biocatalysts which are solving specific industrial challenges for global leaders in pharmaceuticals and bioindustrials. We are developing advanced biofuels from non-food biomass sources, and we have other programs aimed at addressing critical environmental issues,” said Alan Shaw, Ph.D., Codexis President and Chief Executive Officer. “The Dyadic production system expands our technology platform, providing improved capability and efficiency in enzyme production across many Codexis programs.”

“Dyadic’s C1 expression system enables the cost-effective manufacture of industrial enzymes at commercial scale,” said Mark Emalfarb, Dyadic Founder and Chief Executive Officer. “We anticipate our C1 System may help overcome limitations of current techniques, and can be an important tool as Codexis develops new fuels and other clean technology products.”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

About Codexis

Codexis Inc. is a clean technology company. Codexis develops biocatalysts used to create powerful, efficient and cleaner chemistry-based manufacturing processes in the life sciences, bioindustrial and chemical marketplaces. Codexis technology is used by global pharmaceutical companies for cost-effective manufacturing of human therapeutics and in the energy industry to enable advanced biofuels. Future commercial applications include carbon management, water treatment and chemical manufacturing. For more information, visit www.codexis.com.

About Dyadic

Dyadic International, Inc. is engaged in the development, manufacture and sale of biological products using a number of proprietary fungal strains to produce enzymes and other biomaterials, principally focused on a system for protein production based on the patented Chrysosporium lucknowense fungus, known as C1.

Dyadic is applying its technologies for the production of enzymes for various industrial applications such as pulp and paper, food and feed, and is working on diminishing its reliance of enzyme sales into the textile industry. Dyadic uses, for itself and others, its patented and proprietary technologies to conduct research and development activities for the discovery, development, and manufacture of products and enabling solutions to the bioenergy, industrial enzyme and pharmaceutical industries.

Cautionary Statement for Forward-Looking Statements

Certain statements made in this press release may be considered “forward-looking statements.” These forward-looking statements are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause our actual results, performance or achievements to be materially different from such forward-looking statements. In view of such risks and uncertainties, investors and stockholders should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this release, and we undertake no obligation to update any forward looking statements made herein.

Contact:

Codexis: Lyn Christenson, lyn.christenson@codexis.com, 650-421-8144, www.codexis.com, or

Justin Jackson, jjackson@burnsmc.com, Burns McClellan, 212-213-0006

Dyadic: Richard Jundzil, rjundzil@dyadic.com, 561-743-8333. www.dyadic.com.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT I

CERTIFICATE OF SECRETARY

DYADIC INTERNATIONAL (USA), INC.

See Attached

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CERTIFICATE OF SECRETARY

OF

DYADIC INTERNATIONAL (USA), INC.

The undersigned, Vito Pontrelli, hereby certifies as follows:

A. He is the duly elected, qualified and acting Secretary of Dyadic International (USA), Inc., a Florida corporation (the “Company”).

B. Attached hereto as Exhibit A is a true and complete copy of the resolutions of the Company’s Board of Directors, adopted at the November 12, 2008 meeting of the Board of Directors, approving the execution of the License Agreement by and between Codexis, Inc. and the Company of even date herewith (the “License Agreement”) and the taking of other actions necessary and appropriate for the Company to enter into the License Agreement and to carry out the provisions thereof; such resolutions have not been modified or rescinded since their adoption and remain in full force and effect.

C. Each person that approved the resolutions attached hereto as Exhibit A is a duly elected and qualified member of the Company’s Board of Directors.

D. The approval of the stockholders of the Company is not required under the Company’s Certificate of Incorporation, Bylaws or any applicable law for the Company to enter into the License Agreement or to carry out the provisions thereof.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate this 14th day of November, 2008.

By:	/s/ Vito Pontrelli
Vito Pontrelli
Secretary

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT J

CERTIFICATE OF SECRETARY

DYADIC INTERNATIONAL, INC.

See Attached

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CERTIFICATE OF SECRETARY

OF

DYADIC INTERNATIONAL, INC.

The undersigned, Vito Pontrelli, hereby certifies as follows:

A. He is the duly elected, qualified and acting Secretary of Dyadic International, Inc., a Delaware corporation (the “Company”).

B. Attached hereto as Exhibit A is a true and complete copy of the resolutions of the Company’s Board of Directors, adopted at the November 12, 2008 meeting of the Board of Directors, approving the execution of the License Agreement by and between Codexis, Inc. and the Company of even date herewith (the “License Agreement”) and the taking of other actions necessary and appropriate for the Company to enter into the License Agreement and to carry out the provisions thereof; such resolutions have not been modified or rescinded since their adoption and remain in full force and effect.

C. Each person that approved the resolutions attached hereto as Exhibit A is a duly elected and qualified member of the Company’s Board of Directors.

D. The approval of the stockholders of the Company is not required under the Company’s Certificate of Incorporation, Bylaws or any applicable law for the Company to enter into the License Agreement or to carry out the provisions thereof.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate this 14th day of November, 2008.

By:	/s/ Vito Pontrelli
Vito Pontrelli
Secretary

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT K

FORM OF ESCROW AGREEMENT

See attached

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ESCROW AGREEMENT

This Escrow Agreement (this “Escrow Agreement”) dated this      day of             , 2009 (the “Effective Date”), is entered into by and among Codexis, Inc., a Delaware corporation, having a place of business at 200 Penobscot Drive, Redwood City, California 94063, United States of America, (“Codexis”), Dyadic International (USA), Inc., a corporation organized under the laws of Florida, having its principal office at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477-5094, United States of America (“Dyadic”) (Dyadic and Codexis, are each referred to herein by name or collectively, as the “Parties,” and individually, as a “Party”), and Wells Fargo Bank, National Association, as escrow agent (“Escrow Agent”).

RECITALS

A. Dyadic owns or has rights under certain biological materials, patent rights and know-how relating to the generation and use of its and his proprietary Chrysosporium lucknowense (“C1”) technology for the expression of certain genes and secretion of certain corresponding enzymes.

B. Codexis and Dyadic have entered into a non-exclusive license under such C1 patent rights and know-how of Dyadic and, in addition, Dyadic have agreed to provide Codexis access to the biological materials under the License Agreement by and between the Parties, dated November 14, 2008 (the “License Agreement”).

C. Dyadic and Codexis have agreed that Codexis shall place into escrow with the Escrow Agent, a portion of the license fees set forth under Section 3.1 of the License Agreement, and the Escrow Agent agrees to strictly hold and distribute such funds in accordance with the terms of this Escrow Agreement.

In consideration of the promises and agreements of the Parties and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties and the Escrow Agent agree as follows:

ARTICLE 1

ESCROW DEPOSIT

Section 1.1. Receipt of Escrow Property. Within [*] days after receipt of the Dyadic Materials

(as defined in the License Agreement), Codexis shall notify the Escrow Agent that they shall deliver to the Escrow Agent the amount of [*] (the “Escrow Property”) [*].

Section 1.2. Investments.

(a) Subject to the terms and conditions set forth in this Escrow Agreement, the Escrow Agent is authorized and directed to deposit, transfer, hold and invest the Escrow Property and any investment income thereon as set forth in Exhibit A hereto, or as set forth in any subsequent written instruction signed by the Parties. Any investment earnings and income on the Escrow Property shall become part of the Escrow Property, and shall be disbursed in accordance with Section 1.3 and Section 1.5 of this Escrow Agreement.

(b) The Escrow Agent is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Escrow Agreement. The Escrow Agent shall have no responsibility or liability for any loss which may result from any investment or sale of investment made pursuant to this Escrow Agreement. The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Escrow Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of the Escrow Agent or for any third person or dealing as principal for its own account. The Parties acknowledge that the Escrow Agent is not providing investment supervision, recommendations, or advice.

Section 1.3. Disbursements.

(a) If the conditions set forth in Schedule 1.13 of the License Agreement are met, the Parties shall provide a joint instruction to Escrow Agent to release the Escrow Property to Dyadic and Escrow Agent shall promptly, and in any event within [*] business days of receipt of such instruction, disburse such Escrow Property in accordance with such instruction.

(b) If it is determined in accordance with the License Agreement that the Dyadic Materials do not meet the performance criteria set forth in Exhibit E of the License Agreement, the Parties shall provide a joint instruction to Escrow Agent to release the Escrow Property to Codexis and Escrow Agent shall promptly, and in any event within [*] business days of receipt of such instruction, disburse such Escrow Property in accordance with such instruction.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) Notwithstanding anything to the contrary in this Escrow Agreement, the Escrow Property shall be immediately disbursed to Codexis [*] days after the Effective Date if the Escrow Property has not previously been disbursed in accordance with Section 1.3(a) or (b) hereof.

Section 1.4. Income Tax Allocation and Reporting.

(a) The Parties agree that, for tax reporting purposes, all interest and other income from investment of the Escrow Property shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service, be reported as having been earned by [*], whether or not such income was disbursed during a such calendar year.

(b) Prior to closing, the Parties shall provide the Escrow Agent with certified tax identification numbers by furnishing appropriate forms W-9 or W-8 and such other forms and documents that the Escrow Agent may request. The Parties understand that if such tax reporting documentation is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, and the Regulations promulgated there under, to withhold a portion of any interest or other income earned on the investment of the Escrow Property.

(c) To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrow Property, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Parties, jointly and severally, shall indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Property and the investment thereof unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of the Escrow Agent. The indemnification provided by this Section 1.4(c) is in addition to the indemnification provided in Section 3.1 and shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

Section 1.5. Termination. Upon the disbursement of all of the Escrow Property, including any interest and investment earnings thereon, this Escrow Agreement shall terminate and be of no further force and effect except that the provisions of Sections 1.4(c), 3.1 and 3.2, 4.3, 4.4, 4.5, 4.7, 4.8, 4.9 and Article 5 hereof shall survive termination.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 2

DUTIES OF THE ESCROW AGENT

Section 2.1. Scope of Responsibility. Notwithstanding any provision to the contrary, the Escrow Agent is obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature. Under no circumstances will the Escrow Agent be deemed to be a fiduciary to any Party or any other person under this Escrow Agreement. The Escrow Agent will not be responsible or liable for the failure of any Party to perform in accordance with this Escrow Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Escrow Agreement, whether or not an original or a copy of such agreement has been provided to the Escrow Agent; and the Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document. References in this Escrow Agreement to any other agreement, instrument, or document are for the convenience of the Parties, and the Escrow Agent has no duties or obligations with respect thereto. This Escrow Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred or implied from the terms of this Escrow Agreement or any other agreement.

Section 2.2. Attorneys and Agents. The Escrow Agent shall be entitled to rely on and shall not be liable for any action taken or omitted to be taken by the Escrow Agent in accordance with the advice of counsel or other professionals retained or consulted by the Escrow Agent. The Escrow Agent shall be reimbursed as set forth in Section 3.1 for any and all compensation (fees, expenses and other costs) paid and/or reimbursed to such counsel and/or professionals. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians, and/or nominees.

Section 2.3. Reliance. The Escrow Agent shall not be liable for any action taken or not taken by it in accordance with the direction or consent of the Parties or their respective agents, representatives, successors, or assigns. The Escrow Agent shall not be liable for acting or refraining from acting upon any notice, request, consent, direction, requisition, certificate, order, affidavit, letter, or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, without further inquiry into the person’s or persons’ authority. Concurrent with the execution of this Escrow Agreement, the Parties shall deliver to the Escrow Agent authorized signers’ forms in the form of Exhibit B-1 and Exhibit B-2 to this Escrow Agreement.

Section 2.4. Right Not Duty Undertaken. The permissive rights of the Escrow Agent to do things enumerated in this Escrow Agreement shall not be construed as duties.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 2.5. No Financial Obligation. No provision of this Escrow Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Escrow Agreement.

ARTICLE 3

PROVISIONS CONCERNING THE ESCROW AGENT

Section 3.1. Indemnification. The Parties, jointly and severally, shall indemnify, defend and hold harmless the Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, attorneys’ fees and expenses or other professional fees and expenses which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent, arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates, unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of the Escrow Agent. The provisions of this Section 3.1 shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

Section 3.2. Limitation of Liability. THE ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM THE ESCROW AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

Section 3.3. Resignation or Removal. The Escrow Agent may resign by furnishing written notice of its resignation to the Parties, and the Parties may remove the Escrow Agent by furnishing to the Escrow Agent a joint written notice of its removal along with payment of all fees and expenses to which it is entitled through the date of termination. Such resignation or removal, as the case may be, shall be effective [*] days after the delivery of such written notice or upon the earlier appointment of a successor, and the Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrow Property and to deliver the same to a successor escrow agent as shall be appointed by the Parties, as evidenced by a joint written notice filed with the Escrow Agent or in accordance with a court order. If the Parties have failed to appoint a successor escrow agent prior to the expiration of [*] days following the delivery of such notice of resignation or removal, the Escrow Agent may petition any court of competent jurisdiction for

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the Parties.

Section 3.4. Compensation. The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit C. [*]. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent’s services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or the Escrow Agent renders any service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement or the subject matter hereof, then the Escrow Agent shall be compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event. If any amount due to the Escrow Agent hereunder is not paid within [*] days of the date due, the Escrow Agent [*] may [*].

Section 3.5. Disagreements. If any conflict, disagreement or dispute arises between, among, or involving any of the parties hereto concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Escrow Agreement, or the Escrow Agent is in doubt as to the action to be taken hereunder, the Escrow Agent is authorized to retain the Escrow Property until the Escrow Agent (i) receives a final non-appealable order of a court of competent jurisdiction or a final non-appealable arbitration decision directing delivery of the Escrow Property, (ii) receives a written agreement executed by each of the parties involved in such disagreement or dispute directing delivery of the Escrow Property, in which event the Escrow Agent shall be authorized to disburse the Escrow Property in accordance with such final court order, arbitration decision, or agreement, or (iii) files an interpleader action in any court of competent jurisdiction, and upon the filing thereof, the Escrow Agent shall be relieved of all liability as to the Escrow Property [*]. The Escrow Agent shall be entitled to act on any such agreement, court order, or arbitration decision without further question, inquiry, or consent.

Section 3.6. Merger or Consolidation. Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor escrow agent under this Escrow Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 3.7. Attachment of Escrow Property; Compliance with Legal Orders. In the event that any Escrow Property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Property, the Escrow Agent is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

ARTICLE 4

MISCELLANEOUS

Section 4.1. Successors and Assigns. This Escrow Agreement shall be binding on and inure to the benefit of the Parties and the Escrow Agent and their respective successors and permitted assigns. No other persons shall have any rights under this Escrow Agreement. No assignment of the interest of any of the Parties shall be binding unless and until written notice of such assignment shall be delivered to the other Party and the Escrow Agent and shall require the prior written consent of the other Party and the Escrow Agent (such consent not to be unreasonably withheld).

Section 4.2. Escheat. The Parties are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. The Escrow Agent shall have no liability to the Parties, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Property escheat by operation of law.

Section 4.3. Notices. All notices, requests, demands, and other communications required under this Escrow Agreement shall be in writing, in English, and shall be deemed to have been duly given if delivered (i) personally, (ii) by facsimile transmission with written confirmation of receipt, (iii) by overnight delivery with a reputable national overnight delivery service, or (iv) by mail or by certified mail, return receipt requested, and postage prepaid. If any notice is mailed, it shall be deemed given five business days after the date such notice is deposited in the United States mail. Any notice given shall be deemed given upon the actual date of such delivery. If notice is given to a party, it shall be given at the address for such party set forth below. It shall be the responsibility of the Parties to notify the Escrow Agent and the other Party in writing of any name or address changes. In the case of communications delivered to the Escrow Agent, such communications shall be deemed to have been given on the date received by the Escrow Agent.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If to Codexis:	Codexis, Inc.
200 Penobscot Drive
Redwood City, CA 94063
Attention: General Manager, Bioindustrials
Fax: [*]

With a copy to:	Codexis, Inc.
200 Penobscot Drive
Redwood City, CA 94063
Attention: General Counsel
Fax: [*]

If to Dyadic:	Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, FL 33477-5094
Attention: Mark A. Emalfarb
Fax: [*]

With a copy to:	Robert Levin
Levin & Ginsburg
180 North LaSalle Street, Suite 3200
Chicago, IL 60601
Fax: [*]

If to the Escrow Agent:

Wells Fargo Bank, National Association

707 Wilshire Blvd, 17th Floor

MAC #E2818-176

Los Angeles, CA 90017

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attention: [*], Corporate Trust and Escrow Services

Telephone: [*]

Facsimile: [*]

Section 4.4. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.5. Entire Agreement. This Escrow Agreement sets forth the entire agreement and understanding of the parties related to the Escrow Property.

Section 4.6. Amendment. This Escrow Agreement may be amended, modified, superseded, rescinded, or canceled only by a written instrument executed by the Parties and the Escrow Agent.

Section 4.7. Waivers. The failure of any party to this Escrow Agreement at any time or times to require performance of any provision under this Escrow Agreement shall in no manner affect the right at a later time to enforce the same performance. A waiver by any party to this Escrow Agreement of any such condition or breach of any term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation, or warranty contained in this Escrow Agreement.

Section 4.8. Headings. Section headings of this Escrow Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Escrow Agreement.

Section 4.9. Counterparts. This Escrow Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

ARTICLE 5

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIALITY

Section 5.1. Escrow Agreement Terms. The existence of and the terms and conditions of this Escrow Agreement shall be held in strict confidence by the Parties and the Escrow Agent, subject only to disclosure in response to a valid court order, or as required under the regulations of a court, other governmental body or as a matter of law.

[The remainder of this page left intentionally blank.]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, this Escrow Agreement has been duly executed as of the date first written above.

Codexis, Inc. (“Codexis”)

By:
Name:
Title:

Dyadic International (USA), Inc. (“Dyadic”)

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Escrow Agent

By:
Name:
Title:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

Agency and Custody Account Direction

For Cash Balances

Direction to use Wells Fargo Advantage Funds for Cash Balances for the escrow account or accounts (the “Account”) established under the Escrow Agreement to which this Exhibit A is attached.

You are hereby directed to invest, as indicated below or as I shall direct further from time to time, all cash in the Account in the following money market portfolio of Wells Fargo Advantage Funds (the “Fund”) or another permitted investment of my choice (Check One):

    Wells Fargo Advantage Funds, Government Money Market Fund

    Wells Fargo Advantage Funds, Cash Investment Money Market Fund

    Wells Fargo Advantage Funds, Prime Investment Money Market Fund

    Wells Fargo Advantage Funds, Treasury Plus Money Market Fund

    Wells Fargo Advantage Funds, 100% Treasury Money Market Fund

    Wells Fargo Advantage Funds, National Tax-Free Money Market Fund

I acknowledge that I have received, at my request, and reviewed the Fund’s prospectus and have determined that the Fund is an appropriate investment for the Account.

I understand from reading the Fund’s prospectus that Wells Fargo Funds Management, LLC (“Wells Fargo Funds Management”), a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and other administrative services for the Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. Boston Financial Data Services serves as transfer agent for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company. I also understand that Wells Fargo & Company will be paid, and its bank affiliates may be paid, fees for services to the Funds and that those fees may include Processing Organization fees as described in the Fund’s prospectus.

I understand that you will not exclude amounts invested in the Fund from Account assets subject to fees under the Account agreement between us.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I understand that investments in the Fund are not obligations of, or endorsed or guaranteed by, Wells Fargo Bank or its affiliates and are not insured by the Federal Deposit Insurance Corporation.

I acknowledge that I have full power to direct investments of the Account.

I understand that I may change this direction at any time and that it shall continue in effect until revoked or modified by me by written notice to you.

I understand that if I choose to communicate this investment direction solely via facsimile, then the investment direction will be understood to be enforceable and binding.

Authorized Representative	Authorized Representative

Codexis, Inc.	Dyadic International (USA), Inc.

Date	Date

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B-1

CERTIFICATE AS TO AUTHORIZED SIGNATURES

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Codexis, Inc. and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B-1 is attached, on behalf of Codexis, Inc.

Name / Title	Specimen Signature

Name Title	Signature

Name Title	Signature

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B-2

CERTIFICATE AS TO AUTHORIZED SIGNATURES

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Dyadic International (USA), Inc. and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B-2 is attached, on behalf of Dyadic International (USA), Inc.

Name / Title	Specimen Signature

Name Title	Signature

Name Title	Signature

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

FEES OF ESCROW AGENT

[*]	[*]

SCHEDULE OF FEES

to act as ESCROW AGENT for the

Codexis Cash Escrow Account

Escrow Agent Acceptance and Administration Fee:	[*]

Fees as they relate to Wells Fargo Bank acting in the capacity of Escrow Agent – includes creation and examination of the Escrow Agreement; acceptance of the Escrow appointment; setting up of Escrow Account(s) and accounting records; and coordination of receipt of funds for deposit to the Escrow Account.

Also includes ordinary administration services by Escrow Agent – includes daily routine account management; investment transactions; cash transaction processing (including wires and check processing); monitoring claim notices pursuant to the agreement; disbursement of the funds in accordance with the agreement; and mailing of trust account statements to all applicable parties.

Tax reporting is included for up to [*] entities. Should additional reporting be necessary, a [*] per reporting charge will be assessed.

This fee is [*].

Should this Escrow Account be in existence for more than [*] months, an Annual Fee of [*] will be assessed.

Wells Fargo’s bid is based on the following assumptions:

•	Number of Escrow Accounts to be established: [*]

•	Number of Deposits to Escrow Account: Not more than [*]

•	Number of Withdrawals from Escrow Fund: Not more than [*]

•	Term of Escrow: Not more than [*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	THIS FEE SCHEDULE ASSUMES THAT BALANCES IN THE ESCROW ACCOUNT WILL BE INVESTED IN MONEY MARKET FUNDS “OR DEPOSITORY ACCOUNTS” THAT WELLS FARGO HAS A RELATIONSHIP WITH

•	ALL FUNDS WILL BE RECEIVED FROM OR DISTRIBUTED TO A DOMESTIC OR AN APPROVED FOREIGN ENTITY

•	IF THE ACCOUNT(S) DOES NOT OPEN WITHIN [*] MONTHS OF THE DATE SHOWN BELOW, THIS PROPOSAL WILL BE DEEMED TO BE NULL AND VOID

Out-of Pocket Expenses:	[*]

We only charge for out-of-pocket expenses in response to specific tasks assigned by the client. Therefore, we cannot anticipate what specific out-of-pocket items will be needed or what corresponding expenses will be incurred. Possible expenses would be, but are not limited to, express mail and messenger charges, travel expenses to attend closing or other meetings. There are no charges for indirect out-of- pocket expenses.

This fee schedule is based upon the assumptions listed above which pertain to the responsibilities and risks involved in Wells Fargo undertaking the role of Escrow Agent. These assumptions are based on information provided to us as of the date of this fee schedule. Our fee schedule is subject to review and acceptance of the final documents. Should any of the assumptions, duties or responsibilities change, we reserve the right to affirm, modify or rescind our fee schedule. Submitted on: October 27, 2008

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1.13

ESCROW RELEASE CONDITIONS

Amounts held in escrow, pursuant to the terms of the Escrow Agreement, will be released to Dyadic after delivery to Codexis of evidence in writing of:

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 8.2(a)

SCHEDULE OF EXCEPTIONS

This Schedule of Exceptions is made and given pursuant to Section 8.2(a) of the License Agreement, dated as of November 14, 2008 (the “Agreement”), between Dyadic International (USA), Inc., a Florida corporation (the “Company”), and Codexis, Inc., a Delaware corporation (“Codexis”). All capitalized terms used but not defined herein shall have the meanings as defined in the Agreement, unless otherwise provided. The section numbers below correspond to the section numbers of the representations and warranties in the Agreement; provided, however, that any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where such disclosure would be appropriate.

•	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 8.2(b)

POST-CLOSING ACTIONS

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 8.3(a)

Third Parties

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.